                                                                       Exhibit 1

                     BAY VIEW SECURITIZATION CORPORATION,

                           CALIFORNIA THRIFT & LOAN,

                         BAY VIEW CAPITAL CORPORATION

                                      AND

                           PAINEWEBBER INCORPORATED

                            UNDERWRITING AGREEMENT

                              STANDARD PROVISIONS

                                      FOR

                             BAY VIEW AUTO TRUSTS

                AUTOMOBILE RECEIVABLE PASS-THROUGH CERTIFICATES






[December    , 1996]
         ----

                      BAY VIEW SECURITIZATION CORPORATION,
                            CALIFORNIA THRIFT & LOAN
                          BAY VIEW CAPITAL CORPORATION
                           2121 SOUTH EL CAMINO REAL
                          SAN MATEO, CALIFORNIA 94403

PaineWebber Incorporated, as
 representative of the several
 Underwriters named in the
 respective Underwriting
 Agreements hereinafter described

                                                             [December __, 1996]

Dear Sirs:

          From time to time, Bay View Securitization Corporation ("BVSC"),
                                                                   ----
California Thrift & Loan ("CTL") and Bay View Capital Corporation ("BVCC") may
                           ---                                      ----
enter into one or more underwriting agreements that provide for the sale of Securities (as defined herein) to you and to such other underwriters as may be named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (each, an "Underwriting
                                                        ------------
Agreement").  Any such Underwriting Agreement shall be in the form of Annex I
---------
hereto, with such additions and deletions as the parties thereto may determine. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Pooling and Servicing Agreement referred to below.

                                       I.

          BVSC proposes to sell to the several underwriters named in the Underwriting Agreement automobile receivable pass-through certificates (the "Securities") representing undivided interests in a trust fund including a pool
-----------
of motor vehicle installment sale contracts and/or installment loan contracts (the "Receivables") secured by new and used automobiles, light trucks,
      -----------
motorcycles and vans (the "Financed Vehicles").  The Securities will be issued
                           -----------------
by a trust (the "Trust") pursuant to a pooling and servicing agreement (the
                 -----
"Pooling and Servicing Agreement") between BVSC, as depositor, CTL, as servicer
--------------------------------
(in such capacity, the "Servicer") and the bank or trust company or other
                        --------
financial institution identified, as trustee (the "Trustee").  The Receivables
                                                   -------
will be sold to BVSC by CTL pursuant to a Receivables Purchase Agreement (the "Purchase Agreement") between CTL, as seller and BVSC, as purchaser. The terms
-------------------
and rights of any particular issuance of Securities shall be as specified in the Underwriting Agreement relating thereto and in or pursuant to the Pooling and Servicing Agreement identified in such Underwriting Agreement. The Securities which are the subject of any particular Underwriting Agreement into which these Standard Provisions are incorporated are herein referred to as the "Offered
                                                                    -------
Securities."  This Agreement, the
----------

Underwriting Agreement, the Pooling and Servicing Agreement and the Purchase Agreement [ADD ANY CREDIT ENHANCER DOCUMENTS] are hereinafter referred to as the "Transaction Documents." The Securities will represent undivided interests in a
 ---------------------
trust fund consisting of a pool of the Receivables, all monies due thereunder after a specified date, security interests in the Financed Vehicles, and other instruments, funds, and accounts as may be specified in the Pooling and Servicing Agreement (collectively, the "Trust Fund"). The Securities with
                                        ----------
respect to each Underwriting Agreement and the related Pooling and Servicing Agreement shall be issued with the title and in the amount set forth in such Underwriting Agreement.

          Particular sales of Securities may be made from time to time to you, or to the Underwriters named in the Underwriting Agreement, for whom you, or you together with such other firm or firms specified in the Underwriting Agreement, will act as representatives (the "Representatives"). The terms
                                  ---------------
"Representatives" and "Underwriters" shall mean you in such instances where you act as sole Underwriter. The standard provisions set forth herein shall not be construed as an obligation of BVSC to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of BVSC to sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Underwriting Agreement with respect to the Securities specified therein. Each Underwriting Agreement shall specify the aggregate original principal amount of such Securities or, if applicable, an indication that the offering will be an at-the-market offering, the purchase by the Underwriters of such Securities, the names of the Representatives of such Underwriters (if applicable), and the aggregate original principal amount of such Securities to be purchased by each Underwriter and shall set forth the date, time, and delivery of such Securities and the manner of payment therefor. The Underwriting Agreement shall also specify (to the extent not set forth in the Pooling and Servicing Agreement and the registration statement and prospectus with respect thereto) the terms of such Securities. An Underwriting Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of facsimile communications. The obligation of the Underwriters under an Underwriting Agreement shall be several and not joint.

                                      II.

          Representations and Warranties.  (1) BVSC represents and warrants to,
          ------------------------------
and agrees with, each Underwriter of any Offered Securities as of the date hereof and as of the date of any Underwriting Agreement that:

               (a) A registration statement on Form S-3, including a prospectus, relating to the Securities has been filed with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Act of 1933, as
                      ----------
     amended (the "Act"), which registration statement has become effective and
                   ---
     copies of which have been heretofore delivered to you. BVSC is eligible to use Form S-3 in connection with the offer and sale of the Securities.
     BVSC, as registrant, will file with the Commission either, prior to effectiveness of such registration statement, an amendment thereto

     (including the form of final prospectus and prospectus supplement) or, after effectiveness of such registration statement, a final prospectus and/or prospectus supplement in accordance with Rules 430A and 424(b)(1) or
     (4). As filed, such amendment and form of final prospectus and prospectus supplement, or such final prospectus and/or prospectus supplement, shall include all Rule 430A Information (as defined below) and, except to the extent that the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriters prior to the Execution Time (as defined below) or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus (as defined below)) as BVSC has advised the Underwriters, prior to the Execution Time, will be included or made therein.

               As used herein, the term the "Effective Date" shall mean each
                                             --------------
     date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean
                                                      --------------
     the date and time that the Underwriting Agreement is executed and delivered by the parties thereto. "Preliminary Prospectus" shall mean any
                               ----------------------
     preliminary prospectus and prospectus supplement which has been filed pursuant to Rule 402(a), Rule 472(a) or Rule 424. "Prospectus" shall mean
                                                         ----------
     the prospectus and prospectus supplement relating to the Offered Securities that is filed pursuant to Rule 424(b) in respect of the Offered Securities including any documents incorporated by reference therein, or if no filing pursuant to Rule 424(b) is required, shall mean the prospectus and the prospectus supplement included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration
                       ----------------------
     statement referred to in the preceding paragraph, as it may be amended, including incorporated documents, exhibits and financial statements, in the form in which it was at the latest Effective Time prior to the Closing Date (as hereinafter defined), inclusive of such incorporated documents, exhibits, financial statements and any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 430A
                                                                       ---------
     Information" means information with respect to the Offered Securities and
     -----------
     the offering thereof permitted to be omitted from the Registration Statement, at the Effective Date, pursuant to Rule 430A.

               (b) On the Effective Date, at the Execution Time, and, when the Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date, the Registration Statement did or will and the Prospectus will, comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission; on each such date the Prospectus did not and will not, include any untrue statement of a material fact and did not and will not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and at each such time the Registration Statement did not and will not include any untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the statements therein not misleading; provided, however,
                                        --------  -------
     that the foregoing representations and warranties in this Article II(1)(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished to BVSC by or on behalf of the Underwriters specifically for inclusion in the Registration Statement or the Prospectus. For purposes of this Agreement, each party acknowledges that the amounts of the selling concession and reallowance set forth in the Prospectus Supplement constitute the only information relating to any Underwriter furnished to BVSC by or on behalf of the Underwriters specifically for inclusion in the Registration Statement or the Prospectus.

               (c) The computer tape of the Receivables underlying the Offered Securities made available to the Representatives by BVSC was complete and accurate as of the date that it was delivered to the Representatives and accurately reflects both the information appearing on the "Schedule of Receivables" that will be an exhibit to the Pooling and Servicing Agreement and the description of the Receivables in the related Prospectus Supplement.

               (d) BVSC has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware and has corporate and other power and authority to own its properties and conduct its business, as now conducted by it, and to enter into and perform its obligations under each Transaction Document to which it is a party.

               (e) BVSC is not aware of (i) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or (iii) any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

               (f) This Agreement has been duly authorized, executed, and delivered by BVSC and the other Transaction Documents to which it is a party, when delivered by BVSC, will each have been duly authorized, executed, and delivered by BVSC, and each such Transaction Document will constitute a legal, valid, and binding agreement of BVSC, enforceable against BVSC in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium, receivership, and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

               (g) The Offered Securities and Transaction Documents will conform in all material respects to the description thereof contained in the Prospectus and, assuming that the Offered Securities have been duly and validly authorized, executed, and issued by the Trustee in accordance with the Pooling and Servicing Agreement, will, when duly and validly authenticated by the Trustee and delivered to and paid for by the Underwriters in accordance with this Agreement and the Underwriting Agreement, be entitled to the benefits of the Pooling and Servicing Agreement.

               (h) As of the Closing Date, each of the Receivables will meet the criteria for selection described in the Prospectus, and on such Closing Date the representations and warranties of BVSC with respect to the Receivables contained in the Pooling and Servicing Agreement will be true and correct.

               (i) Neither the sale of the Offered Securities, nor the consummation of any other of the transactions contemplated by, nor the fulfillment of the terms of, any Transaction Document to which it is a party, (A) will constitute a breach of any term or provision of the certificate of incorporation or by-laws of BVSC, or (B) conflict with or constitute a breach, violation, or acceleration of or a default under the terms of any indenture or other agreement or instrument to which BVSC is a party or by which it is bound, or any statute, regulation, or order applicable to BVSC of any governmental body, administrative agency, regulatory body, or court having jurisdiction over BVSC or BVSC's material properties, that materially and adversely affects or would in the future materially and adversely affect (i) the ability of BVSC to perform its obligations under any Transaction Document to which it is a party or (ii) the business, operations, or financial condition, or the material properties or assets of BVSC. BVSC is not a party to, bound by or in breach or violation of any indenture or other material agreement or instrument, or subject to or in violation of any statute, regulation, or order of any governmental body, administrative agency, regulatory body, or court having jurisdiction over it, that materially and adversely affects or would in the future materially and adversely affect (i) the ability of BVSC to perform its obligations under any Transaction Document to which it is a party or (ii) the business, operations, or financial condition, or the material properties or assets of BVSC.

               (j) There are no actions or proceedings against, or investigations of, BVSC pending or, to the knowledge of BVSC, threatened before any court, administrative agency, or other tribunal (i) asserting the invalidity of any Transaction Document or the Offered Securities, (ii) seeking to prevent the issuance of the Offered Securities or the consummation of any of the transactions contemplated by any Transaction Document, (iii) that might materially and adversely affect the performance by BVSC of its obligations under, or the validity or enforceability of, any Transaction Document or the Offered Securities, (iv) seeking to affect adversely the federal income tax attributes of the Offered Securities described in the Prospectus, or (v) that if determined adversely as to BVSC would have a material adverse effect on the business, operations, or financial condition or the material properties or assets of BVSC.

               (k) There has not been any material adverse change, or development involving a material adverse prospective change, in the business, operations, or financial condition or the material properties or assets of BVSC, taken as a whole, since the formation of BVSC.

               (l) Any taxes, fees, and other governmental charges in connection with the execution and delivery of any Transaction Document and the execution, delivery, and sale of the Offered Securities have been or will be paid at or before the Closing Date.

               (m) BVSC is not an "investment company" or under the "control" of an "investment company," as such terms are defined in the Investment Company Act of 1940.

          (2) BVCC represents and warrants to, and agrees with, each Underwriter of any Offered Securities as of the date hereof and as of the date of any Underwriting Agreement that:

               (a) BVCC has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware and has corporate and other power and authority to own its properties and conduct its business, as now conducted by it, and to enter into and perform its obligations under this Agreement [NOTE: TO THE EXTENT THAT THE CREDIT ENHANCER REQUIRES BVCC TO BE A PARTY TO OTHER DOCUMENTS, THEY WILL ALSO BE INCLUDED].

               (b) This Agreement has been duly authorized, executed, and delivered by BVCC and, when delivered by BVCC, will have been duly authorized, executed, and delivered by BVCC, and will constitute a legal, valid, and binding agreement of BVCC, enforceable against BVCC in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium, receivership, and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

               (c) The consummation of any of the transactions contemplated by, or the fulfillment of the terms of, this Agreement (A) will not constitute a breach of any term or provision of the certificate of incorporation or by-laws of BVCC, or (B) conflict with or constitute a breach, violation, or acceleration of or a default under the terms of any indenture or other agreement or instrument to which BVCC is a party or by which it is bound, or any statute, regulation, or order applicable to BVCC of any governmental body, administrative agency, regulatory body, or court having jurisdiction over BVCC or BVCC's material properties, that materially and adversely affects or would in the future materially and adversely affect (i) the ability of BVCC to perform its obligations under this Agreement or (ii) the business, operations, or financial condition, or the material properties or assets of BVCC. BVCC is not a party to, bound by or in breach or violation of any indenture or other material agreement or instrument, or subject to or in violation of any statute, regulation, or order of any governmental body, administrative agency, regulatory body, or court having jurisdiction over it, that materially and adversely affects or would in the future materially and adversely affect (i) the ability of BVCC to perform its obligations under this Agreement or (ii) the business, operations, or financial condition, or the material properties or assets of BVCC.

               (d) There are no actions or proceedings against, or investigations of, BVCC pending or, to the knowledge of BVCC, threatened before any court, administrative agency, or other tribunal (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) that might materially and adversely affect the performance by BVCC of its obligations under, or the validity or enforceability of, this Agreement, or (iv) that if determined adversely as to BVCC would have a material adverse effect on the business, operations, or financial condition or the material properties or assets of BVCC.

               (e) There has not been any material adverse change, or development involving a material adverse prospective change, in the business, operations, or financial condition or the material properties or assets of BVCC, taken as a whole, since the end of the most recent fiscal quarter for which quarterly financial statements were delivered to the Representatives prior to the date of the related Underwriting Agreement.

               (f) Any taxes, fees, and other governmental charges in connection with the execution and delivery of any Transaction Document have been or will be paid at or before the Closing Date.

          (3) CTL represents and warrants to, and agrees with, each Underwriter of any Offered Securities as of the date hereof and as of the date of any Underwriting Agreement that:

               (a) The computer tape of the Receivables underlying the Offered Securities made available to the Representatives by CTL was complete and accurate as of the date that it was delivered to the Representatives and accurately reflects both the information appearing on the "Schedule of Receivables" that will be an exhibit to the Pooling and Servicing Agreement and the description of the Receivables in the related Prospectus Supplement.

               (b) CTL has been duly incorporated as a corporation and is validly existing under the laws of the State of California, and has corporate and other power and authority to own its properties and conduct its business, as now conducted by it, and to enter into and perform its obligations under the Transaction Documents.

               (c) This Agreement has been duly authorized, executed, and delivered by CTL and the other Transaction Documents to which it is a party, when delivered by CTL, will each have been duly authorized, executed, and delivered by CTL, and each such Transaction Document will constitute a legal, valid, and binding agreement of CTL, enforceable against CTL in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium, receivership, and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

               (d) The Offered Securities and Transaction Documents will conform in all material respects to the description thereof contained in the Prospectus and, assuming that the Offered Securities have been duly and validly authorized, executed, and issued by the Trustee in accordance with the Pooling and Servicing Agreement, will, when duly and validly authenticated by the Trustee and delivered to and paid for by the Underwriters in accordance with this Agreement and the Underwriting Agreement, be entitled to the benefits of the Pooling and Servicing Agreement.

               (e) As of the Closing Date, each of the Receivables will meet the criteria for selection described in the Prospectus, and on such Closing Date the representations and warranties of CTL with respect to the Receivables contained in the Purchase Agreement will be true and correct.

               (f) Neither the sale of the Offered Securities, nor the consummation of any other of the transactions contemplated by, nor the fulfillment of the terms of, any Transaction Document to which it is a party, (A) will constitute a breach of any term or provision of the certificate of incorporation or by-laws of CTL, or (B) conflict with or constitute a breach, violation, or acceleration of or a default under the terms of any indenture or other agreement or instrument to which CTL is a party or by which it is bound, or any statute, regulation, or order applicable to CTL of any governmental body, administrative agency, regulatory body, or court having jurisdiction over CTL or CTL's material properties, that materially and adversely affects or would in the future materially and adversely affect (i) the ability of CTL to perform its obligations under any Transaction Document to which it is a party or (ii) the business, operations, or financial condition, or the material properties or assets of CTL. CTL is not a party to, bound by or in breach or violation of any indenture or other material agreement or instrument, or subject to or in violation of any statute, regulation, or order of any governmental body, administrative agency, regulatory body, or court having jurisdiction over it, that materially and adversely affects or would in the future materially and adversely affect (i) the ability of CTL to perform its obligations under any Transaction Document to which it is a party or
     (ii) the business, operations, or financial condition, or the material properties or assets of CTL.

               (g) There are no actions or proceedings against, or investigations of, CTL pending or, to the knowledge of CTL, threatened before any court, administrative agency, or other tribunal (i) asserting the invalidity of any Transaction Document or the Offered Securities, (ii) seeking to prevent the issuance of the Offered Securities or the consummation of any of the transactions contemplated by any Transaction Document, (iii) that might materially and adversely affect the performance by CTL of its obligations under, or the validity or enforceability of, any Transaction Document or the Offered Securities, (iv) seeking to affect adversely the federal income tax attributes of the Offered Securities described in the Prospectus, or (v) that if determined adversely as to CTL would have a material adverse effect on the business, operations, or financial condition or the material properties or assets of CTL.

               (h) There has not been any material adverse change, or development involving a material adverse prospective change, in the business, operations, or financial condition or the material properties or assets of CTL, taken as a whole, since the end of the most recent fiscal quarter for which [SPECIFY REPORTS/FINANCIAL STATEMENTS FILED WITH A REGULATORY AGENCY] were delivered to the Representatives prior to the date of the related Underwriting Agreement.

               (i) Any taxes, fees, and other governmental charges in connection with the execution and delivery of any Transaction Document and the execution, delivery, and sale of the Offered Securities have been or will be paid at or before the Closing Date.

                                     III.

          Purchase By the Underwriters.  The Offered Securities to be purchased
          ----------------------------
by the Underwriters pursuant to the Underwriting Agreement relating thereto in such authorized denominations and registered in such names as the Underwriters may request upon three full Business Days prior notice to BVSC, shall be delivered by or on behalf of BVSC to the Representatives for the account of such Underwriters, against payment by such Underwriters or on such Underwriters' behalf of the purchase price therefor (i) by wire transfer or by certified or official bank check or checks, payable to the order of BVSC in immediately available funds, or (ii) by such other means and in such form as is specified in the Underwriting Agreement, all at the place, time, and date specified in the Underwriting Agreement or at such other place, time, and date as the Underwriters and BVSC may agree upon in writing, such time and date being herein called the "Closing Date" for such Offered Securities.
            ------------

          BVSC agrees to have the Offered Securities available for inspection, checking, and packaging by the Representatives in New York, New York (or such other location as may be specified by the Representatives) not later than 10:00 A.M. on the Business Day prior to the Closing Date.

                                      IV.

          Offering by the Underwriters.  BVSC is advised by the Representatives
          ----------------------------
that upon the execution of the Underwriting Agreement and authorization by the Representatives of the release of such Offered Securities, the Underwriters propose to offer such Offered Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented. BVSC agrees that the Underwriters are not obligated to make a market in the Offered Securities and any such market-making may be discontinued at any time in the Underwriters' sole discretion.

                                      V.

        Agreements. BVSC agrees with each of the Underwriters of any Offered
        ----------
Securities that:

                (a) BVSC will promptly advise each such Underwriter (i) when any amendment to the Registration Statement shall have become effective,
     (ii) of any request by the Commission for any amendment to the Registration Statement or the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by BVSC of any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. BVSC will not file any amendment to the Registration Statement or supplement to the Prospectus after the date of the Underwriting Agreement and prior to the Closing Date for such Offered Securities unless BVSC has furnished each such Underwriter a copy for its review prior to filing and will not file any such proposed amendment or supplement to which any such Underwriter reasonably objects. Subject to the foregoing sentence, if required under the Act, BVSC will cause the Prospectus, as supplemented or amended, to be transmitted to the Commission for filing pursuant to Rule 424(b) under the Act by means reasonably calculated to result in timely filing with the Commission pursuant to said rule. BVSC will use its best efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement and, if issued, to obtain as soon as possible the withdrawal thereof.

                (b) If, at any time when in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the rules under the Act, BVSC will promptly prepare and file with the Commission, subject to paragraph (a) of this Article V, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment to the Registration Statement, will use its best efforts to cause such amendment of the Registration Statement to be made effective as soon as possible.

                (c) BVSC will furnish to the Underwriters, without charge, executed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by the Underwriters or a dealer may be required by the Act, as many copies of the Preliminary Prospectus and Prospectus, as amended or supplemented, and any amendments and supplements thereto as the Underwriters may reasonably request. BVSC will pay the expenses of printing all offering documents relating to the offering of the Offered Securities.

                (d) BVSC agrees that, so long as the Offered Securities shall be outstanding, promptly after the availability thereof, it will deliver or cause to be delivered to the Representatives the annual statement as to compliance delivered to the Trustee pursuant to the Pooling and Servicing Agreement, the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to the Pooling and Servicing Agreement, and the Servicer's Certificate and all monthly reports generated by the Servicer under the Pooling and Servicing Agreement.

                (e) As soon as practicable, but not later than sixteen months after the effective date of the Registration Statement, BVSC will cause the Trust to make generally available to securityholders of the Trust an earnings statement of the Trust covering a period of at least 12 months beginning after the effective date of the Registration Statement which will satisfy the provisions of Section 11(a) of the Act and, at the option of BVSC, will satisfy the requirements of Rule 158 under the Act.

                (f) BVSC will furnish such information, execute such instruments and take such action, if any, as may be required to qualify the Offered Securities for sale (including, but not limited to, such action as may be required for the qualification or exemption of the sale of the Offered Securities under state securities or Blue Sky laws) and to determine their eligibility for investment under the laws of such jurisdictions as the Underwriters may designate and will maintain such qualification in effect so long as required for the distribution of the Offered Securities. BVSC will furnish such information, execute such instruments and take such action, if any, as the Underwriters may reasonably request in connection with any filing with the National Association of Securities Dealers, Inc. relating to the Offered Securities should the Underwriters determine that such filing is required or appropriate.

                (g) Unless otherwise provided in the related Underwriting Agreement, BVSC will pay all costs and expenses in connection with the transactions herein contemplated, including, but not limited to, the fees and disbursements of its counsel; the costs and expenses of preparation and printing (or otherwise reproducing) and delivering each Transaction Document, and printing or engraving and distributing the Offered Securities; any transfer taxes relating to the transfer of the Offered Securities to the Underwriters; accounting fees and disbursements; the costs and expenses in connection with the qualification or exemption of the sale of the Offered Securities under state securities or Blue Sky laws and the determination of their eligibility for investment under state and federal laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; the costs and expenses of the Trustee, including reasonable fees and disbursements of its counsel; the costs and expenses of any credit enhancer, including reasonable fees and disbursements of its counsel; fees and disbursements of the Underwriters' counsel; the costs and expenses of preparing and distributing any memoranda concerning the Offered

     Securities' eligibility for investment; the costs and expenses in connection with the preparation, printing, and filing of the Registration Statement (including exhibits thereto), Preliminary Prospectus, and the Prospectus and all amendments and supplements thereto, and the furnishing to the Underwriters of such copies of each such documents thereto as the Underwriters may reasonably request; the fees of the rating agency that initially rates the Offered Securities; and any filing fees of the National Association of Securities Dealers, Inc. relating to the Offered Securities should the Underwriters determine that such filing is required or appropriate.

                (h) Each Underwriting Agreement will specify a period of days beginning from each Effective Date during which neither BVSC nor any affiliate of BVSC will, without the Underwriters' prior written consent, enter into any agreement to offer or sell receivables or securities as identified in such Underwriting Agreement.

                (i) So long as any of the Offered Securities are outstanding, BVSC will furnish to the Underwriters as soon as practicable after the end of the fiscal year, (i) all documents required to be distributed to securityholders of the Trust or filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any
                                                       ------------
     order of the Commission thereunder and (ii) from time to time, any other information concerning BVSC filed with any government or regulatory authority that is otherwise publicly available.

                (j) On or before the Closing Date, BVSC and CTL shall cause their computer records relating to the Receivables to be marked in such a manner as shall clearly indicate the Trust's absolute ownership of the Receivables, and from and after the Closing Date BVSC and CTL shall not take any action inconsistent with the Trust's ownership of such Receivables, other than as permitted by the Pooling and Servicing Agreement.

                (k) To the extent, if any, that the rating provided with respect to the Offered Securities by the rating agency that initially rates the Offered Securities is conditional upon the furnishing of documents or the taking of any other actions by BVSC, BVSC shall, as soon as practicable, furnish such documents and take any such other actions.


                                      VI.

        Conditions to the Obligations of the Underwriters. The obligation of the
        -------------------------------------------------
Underwriters of any Offered Securities under the Underwriting Agreement to purchase the Offered Securities shall be subject to the accuracy of the representations and warranties on the part of BVSC, BVCC and CTL contained herein as of the date hereof and the Closing Date, to the accuracy of the statements of BVSC made in any certificates pursuant to the provisions hereof, to the performance by BVSC of its obligations hereunder and to the following additional conditions with respect to the Offered Securities:

                (a) The Registration Statement shall have become effective not later than 4:00 p.m., New York City time, on the day following the Effective Date; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and, if required, the Prospectus shall have been timely filed with the Commission pursuant to Rule 424(b) under the Act.

                (b) The Underwriters shall have received from Silver, Freedman & Taff, L.L.P., counsel for BVSC and CTL and such other counsels admitted in the appropriate jurisdictions acceptable to the Representative, favorable opinions, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, to the effect set forth in Exhibit A. Such opinions (a) may express reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by, officers of the parties to the Transaction Documents, (b) may assume the due authorization, execution, and delivery of the instruments and documents referred to therein by the parties thereto other than CTL, BVSC and their respective affiliates, and (c) to the extent such opinion relates to law other than the laws of the State of New York and the federal laws of the United States, may rely on a favorable opinion of local counsel satisfactory to the Representatives, dated the Closing Date, and satisfactory in form and substance to counsel for the Underwriters.

                (c) Silver, Freedman & Taff, L.L.P. and/or such other counsels will also deliver opinions to the Underwriters, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters with respect to certain insolvency and Uniform Commercial Code matters substantially to the following effect: (i) that if BVCC were to become a debtor under the United States Bankruptcy Code (the "Bankruptcy Code"),
                                                          ---------------
     that a court would not disregard the separate corporate existence of BVSC so as to order substantive consolidation of the assets and liabilities of BVSC with those of BVCC, (ii) that if the FDIC were to be appointed receiver or conservator for CTL, that a court would not disregard the separate corporate existence of BVSC so as to include the assets and liabilities of BVSC with those of the CTL receivership or conservatorship estate or otherwise impair the enforceability of the Pooling and Servicing Agreement by the Trustee, (iii) that if the FDIC were to be appointed receiver or conservator for CTL, a court would hold that the Receivables and proceeds thereof are not property of the receivership or conservatorship estate of CTL and (iv) that (x) if BVSC were to become a debtor under the Bankruptcy Code, a court would hold that the Receivables and proceeds thereof are not property of the estate of BVSC under the Bankruptcy Code and that the automatic stay provisions under the Bankruptcy Code are not applicable to payments of the Offered Securities or (y) notwithstanding clause (x), if a court were to so conclude that the Receivables are property of the estate of BVSC, the Trustee has a first perfected security interest in the Receivables and the proceeds thereof.

                (d) For each State for which the Receivables constitute ________ or more of the initial principal balance of a Receivables included in the Trust Fund, the

     Underwriters shall have received from legal counsel to BVSC admitted in the appropriate jurisdictions acceptable to the Representative, favorable opinions, dated the Closing Date and satisfactory in form and substance to the counsel for the Underwriters that (i) the Servicer is qualified (or otherwise exempt from qualification) to transact business in such state and holds all necessary licenses to transact its business in such state, (ii) that BVSC and the Trust need not qualify to do business in such state and need not obtain any licenses to transact its business in such state, (iii) that the Receivables originated in such state are "chattel paper" under the Uniform Commercial Code in such state, (iv) the procedures followed by CTL in such state are sufficient to give CTL a first perfected security interest in the Financed Vehicles originated in such state, (v) after giving effect to the transactions contemplated by the Purchase Agreement and the Pooling and Servicing Agreement, the Trustee will have a first perfected security interest in the Financed Vehicles, (vi) that the forms of receivables used in such state are enforceable under the laws of such state and are otherwise in compliance with such state's consumer protection laws and (vii) that the statements in the Prospectus under "Certain Legal Aspects of the Receivables" insofar as they relate to the laws of such state are true and correct in all material respects.

                (e) The Underwriters shall have received from counsel for the Underwriters, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Underwriters, with respect to the issuance and sale of the Securities, certain matters with respect to the Registration Statement and the Prospectus and such other matters as the Underwriters may require.

                (f) The Underwriters shall have received on the Closing Date, addressed to the Underwriters and dated the Closing Date, any opinion delivered to the rating agency or credit enhancer in connection with its rating of the Offered Securities.

                (g) The Underwriters shall have received from counsel for the Trustee, a favorable opinion dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, to the effect set forth in Exhibit B.

                (h) The Underwriters shall have received a favorable opinion addressed to the Underwriters from counsel for the third party credit enhancer, if any, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters.

                (i) The Offered Securities shall be rated in the highest category by a nationally recognized rating agency or such other category as shall be designated in the Underwriting Agreement. Further, subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate the direction of a possible change, in the rating accorded (i) the Offered Securities by any nationally recognized rating agency which rates the Offered Securities, (ii) any rated debt instrument issued by BVSC or (iii) any rated debt instrument issued by the third party credit enhancer, if any.

                (j) BVSC, CTL and BVCC will enter into each Transaction Document to which it is a party at or before the Closing Date and, when delivered by BVSC, CTL and BVCC as the case may be, each such Transaction Document will have been duly authorized, executed, and delivered by such entity and will constitute the legal, valid, and binding agreement of such entity.

                (k) Each of CTL and BVSC shall have delivered to the Underwriters a certificate, dated the Closing Date, of the President or a Vice President to the effect that the signer of such certificate has carefully examined each Transaction Document and to the effect that: (i) the representations and warranties of such entity contained in such agreements are true and current in all material respects at and as of the Closing Date with the same effect as if made at the Closing Date, (ii) such entity has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such entity's knowledge threatened,
     (iv) there shall have been no material adverse change in the condition of such entity, from that set forth in the Registration Statement, (v) nothing has come to his attention that would lead him to believe that the Prospectus or Registration Statement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) such entity has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization with corporate and other power and authority to own its properties and conduct its business, as now conducted by it, and to enter into and perform its obligations under each Transaction Document, (vii) each Transaction Document has been duly authorized, executed, and delivered by such entity, (viii) the fulfillment of the terms of each Transaction Document will not constitute a material breach of any term or provision of the charter or by-laws of such entity, or conflict with or constitute a material breach, violation, or acceleration of or a default under, the terms of any indenture or other material agreement or instrument to which such entity is a party, and (ix) such entity is not a party to, bound by, or in breach or violation of any indenture or other material agreement or instrument, or subject to or in violation of any statute, regulation, or order of any governmental body, administrative agency, regulatory body, or court having jurisdiction over such entity, that materially and adversely affects or would in the future materially and adversely affect the business, operations, or financial condition or the material properties or assets of such entity.

                (l) The Underwriters shall have received from independent accountants of BVSC, one or two letters, one such letter dated the date of the Prospectus relating to such Offered Securities and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and a second letter, if necessary, dated the Closing Date, as to such matters as the Underwriters may reasonably request in form and substance satisfactory to the Underwriter and counsel to the Underwriters, provided by BVSC.

                (m) All proceedings in connection with the transactions contemplated by the Offered Certificates, each Transaction Document and all documents incident hereto or thereto shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and the Underwriters and counsel for the Underwriters shall have received such information, certificates, opinions, and documents as the Underwriters may reasonably request.

                                     VII.

        Reimbursement of Underwriters' Expenses. If the sale of any Offered
        ---------------------------------------
Securities provided for in the Underwriting Agreement relating thereto is not consummated because any condition to the obligations of the Underwriters set forth in Article VI hereof is not satisfied or because of any refusal, inability, or failure on the part of BVSC or CTL to perform any agreement herein or therein or comply with any provision hereof, other than by reason of a default by the Underwriters, BVSC, CTL and BVCC, jointly and severally will reimburse the Underwriters upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of such Offered Securities.


                                     VIII.

        Indemnification and Contribution.  (a) CTL, BVSC and BVCC, jointly and
        --------------------------------
severally, agree to indemnify and hold harmless the Underwriters and each person who controls any Underwriter within the meaning of the Act or the Exchange Act from and against any and all losses, claims, damages, or liabilities, joint or several, to which the Underwriters may become subject under the Act, the Exchange Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) arise out of or are based upon any untrue statement of a material fact or omission or alleged omission to state a material fact contained in the Prospectus (together with any supplement thereto) necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, on the Effective Date, if not filed pursuant to Rule 424(b), and on the date of any filing pursuant to Rule 424(b) and on the Closing Date; and agree to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, as such expenses are incurred; provided, however, that
                                                     --------  -------
neither CTL, BVSC nor BVCC will be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance on and in conformity with information furnished in writing to CTL, BVSC and/or BVCC as herein stated by or on behalf of the Underwriters specifically for use in connection with the preparation thereof. This indemnity agreement will be in addition to any liability that CTL, BVSC and BVCC may otherwise have.

                (b) The Underwriters agree, severally and not jointly, to indemnify and hold harmless CTL, BVSC and BVCC, its directors, each of CTL's, BVSC's and BVCC's officers who sign the Registration Statement, and each person, if any, who controls CTL, BVSC and BVCC within the meaning of the Act, to the same extent as the foregoing indemnity from CTL, BVSC and BVCC to the Underwriters, but only insofar as such losses, claims, damages, or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission that was made in the Registration Statement, any Preliminary Prospectus or the Prospectus, as amended or supplemented, or any amendment or supplement thereto, in reliance on and in conformity with information furnished in writing to CTL, BVSC and/or BVCC as herein stated by or on behalf of the Underwriters specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that the Underwriters may otherwise have.

                (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraphs (a) or (b), such person (the "indemnified party") shall promptly notify the person against whom such
 -----------------
indemnity may be sought (the "indemnifying party") in writing and the
                              ------------------
indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm in addition to any local counsel for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by PaineWebber Incorporated in the case of parties indemnified pursuant to paragraph (a) of this Article VIII and by BVCC in the case of parties indemnified pursuant to paragraph (b) of this Article VIII. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 calendar days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                (d) If the indemnification provided for in this Article VIII is unavailable to an indemnified party under paragraphs (a) or (b) of this Article VIII or is insufficient in respect of any losses, claims, damages, or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by CTL, BVSC and/or BVCC on the one hand, and the Underwriters on the other, from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of CTL, BVSC and BVCC on the one hand, and the Underwriters on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative benefits received by CTL, BVSC and BVCC on the one hand, and the Underwriters on the other, in connection with the offering of the Offered Securities shall be deemed to be in the same proportion as the total net proceeds from the offering of such Offered Securities (before deducting expenses) received by CTL, BVSC and BVCC bear to the total underwriting discounts and commissions received by the Underwriters in respect thereof. The relative fault of CTL, BVSC and/or BVCC on the one hand, and the Underwriters on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by CTL, BVSC and/or BVCC or the Underwriters and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                (e) CTL, BVSC, BVCC and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Article VIII were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Article VIII, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Article VIII are several, in proportion to the respective principal amounts of Offered Securities purchased by each of such Underwriters (as defined in the Agreement Among Underwriters), and not joint.


                                      IX.

        Termination. This Agreement and each Underwriting Agreement shall be
        -----------
subject to termination in your absolute discretion, by notice given to BVSC, if
(a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or
(iii) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) the events specified in clause (a) singly or together with any other such event makes it, in your judgment, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.


                                      X.

        Substitution Of and Default By An Underwriter. If, on the Closing Date,
        ---------------------------------------------
any one or more of the Underwriters shall fail or refuse to purchase the Offered Securities which it or they have agreed to purchase under the Underwriting Agreement relating thereto, and the aggregate principal amount of the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Offered Securities to which such Underwriting Agreement relates, the other Underwriters shall be obligated severally in the proportions which the amounts of such Offered Securities set forth opposite their names in such Underwriting Agreement bear to the aggregate principal amount of such Offered Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase; provided that in no event shall the principal amount of the Offered Securities which any Underwriter has agreed to purchase hereunder be increased pursuant to this Article X by an amount in excess of one-ninth of such principal amount of such Offered Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase the Offered Securities which it or they agreed to purchase hereunder and the aggregate principal amount of the Offered Securities which such defaulting Underwriter or

Underwriters agreed but failed or refused to purchase is more than one-tenth of the aggregate principal amount of the Offered Securities to which such Underwriting Agreement relates and arrangements satisfactory to the Representatives and BVSC for the purchase of such Offered Securities are not made within 36 hours after such default, such Underwriting Agreement shall terminate without liability on the part of any non-defaulting Underwriter or of CTL, BVCC or BVSC. In any such case either the Representatives or BVSC shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be affected. Any action taken under this Article X or any such termination shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement or such Underwriting Agreement.


                                      XI.

        Representations and Indemnities to Survive.  The respective agreements,
        ------------------------------------------
representations, warranties, indemnities, and other statements of CTL, BVSC or BVCC or on their behalf by its officers and the Underwriters set forth in or made pursuant to this Agreement and each Underwriting Agreement will remain in full force and effect, regardless of any investigation made by the Underwriters or on the Underwriters' behalf, CTL, BVSC or BVCC or any of the officers, directors, or controlling persons referred to in Article VIII hereof, and will survive delivery of and payment for the Offered Securities. The provisions of Sections V(g), VII, and VIII hereof shall survive the termination or cancellation of this Agreement or any Underwriting Agreement.


                                     XII.

        Notices. All communications hereunder or under any Underwriting
        -------
Agreement will be in writing and effective only on receipt, mailed, delivered or sent by facsimile and reconfirmed by telephone to the following parties at the following addresses and telephone numbers:

Bay View Capital Corporation
2121 South El Camino Real
San Mateo, California  94403-1897
Attention: [______________]
Telephone: [______________]
Facsimile: [______________]

California Thrift & Loan
1818 Oakpark Road
Covina, California  91724
Attention: [______________]
Telephone: [______________]
Facsimile: [______________]

Bay View Securitization Corporation
2121 South El Camino Real

San Mateo, California  94403
Attention: Robert J. Flax
Telephone: (415) 573-7300
Facsimile: (415)
                -----------

PaineWebber Incorporated
1285 Avenue of the Americas
11th Floor
New York, New York  10019
Attention: Barbara Dawson
Telephone: (212) 713-8376
Facsimile:  (212) 713-7999

                                     XIII.

        Successors. None of the obligations of CTL, BVSC or BVCC under this
        ----------
Agreement or any Underwriting Agreement may be assigned without the prior consent of the Representatives. Subject to the foregoing, this Agreement and each Underwriting Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Article VIII hereof, and their successors and assigns, and no other person will have any right or obligation hereunder.


                                     XIV.

        Applicable Law. This Agreement and each Underwriting Agreement will be
        --------------
governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed therein. This Agreement and any Underwriting Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument.


                                      XV.

        Headings. The headings used in this Agreement are for convenience of
        --------
reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between CTL, BVSC and BVCC and you.

                                        Very truly yours,


                                        BAY VIEW SECURITIZATION CORPORATION

                                        By:
                                             -------------------------------
                                             Name:
                                             Title:

                                        BAY VIEW CAPITAL CORPORATION


                                        By:
                                             -------------------------------
                                             Name:
                                             Title:

                                        CALIFORNIA THRIFT & LOAN


                                        By:
                                             -------------------------------
                                             Name:
                                             Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

PAINEWEBBER INCORPORATED


By:
     -------------------------------
     Name:
     Title:

                                                                       EXHIBIT A

          OPINION OF COUNSEL FOR BAY VIEW SECURITIZATION CORPORATION

     (i) BVSC has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under the Offered Securities and each Transaction Document and had at all times relevant to each such agreement and now has requisite power, authority and legal right to acquire, own and sell the Receivables.

     (ii) CTL has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under each Transaction Document and had at all times relevant to each such agreement and now has the power, authority and legal right to originate, acquire, own, and sell the Receivables.

     (iii) To such counsel's knowledge, each of BVSC and CTL is duly qualified to do business and in good standing and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would have a material adverse effect on the transactions contemplated by the Offered Securities and each Transaction Document or would render any Receivable unenforceable by CTL, BVSC or the Trustee on behalf of any holder of the Offered Securities.

     (iv) The Registration Statement (which for purposes of such opinion shall not be deemed to include any exhibits filed therewith) has become effective under the Act and, to such counsel's knowledge, no proceedings for a stop order have been instituted or are threatened therefor by the Commission.

     (v) The Registration Statement, as of the Effective Date, and the Prospectus, as of the date thereof complied as to form in all material respects with the requirements of the Act and the rules thereunder.

     (vi) The conditions to the use by BVSC of a registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus.

     (vii) Each Transaction Document has been duly authorized, executed, and delivered by each of CTL and BVSC and each constitutes a legal, valid, and binding agreement of each of CTL and BVSC, enforceable against each of CTL and BVSC in accordance with its respective terms, except (i) as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, receivership, or other similar laws affecting the enforcement of creditors' rights in general and may be further limited by the exercise of judicial discretion in applying principles of equity, including (but not limited to) the availability or effects of a preliminary injunction, a restraining order, or specific performance (regardless of whether such enforceability is considered in a proceeding in equity or at law); and (ii) the enforcement of certain provisions respecting indemnification and contribution may be limited by applicable law or public policy.

     (viii) To such counsel's knowledge, neither CTL nor BVSC is in violation of its respective certificate of incorporation or bylaws or in default under any agreement, indenture or instrument the effect of which violation or default would have a material adverse effect on the transactions contemplated by the Offered Securities and the Transaction Documents or would render any Receivable unenforceable by CTL, BVSC or the Trustee on behalf of the Trust.

     (ix) Neither BVSC nor the Trust Fund is an "investment company" or under the "control" of an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

     (x) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust Fund is not required to be registered under the Investment Company Act of 1940, as amended.

     (xi) No registration with or consent, approval, authorization or order of any Federal court or governmental agency or body is required for the consummation by each of CTL and BVSC of the transactions contemplated by the Agreement or the Underwriting Agreement, except such as may be required under the Securities Act of 1933, as amended, and the Blue Sky laws of any jurisdiction in connection with the offer and sale of the Offered Securities.

     (xii) The execution and delivery of each Transaction Document, sale of the Offered Securities to the Underwriters pursuant to the Agreement and the Underwriting Agreement, the transfer of the Receivables, the assignment of the security interest in the Financed Vehicles, to BVSC and by BVSC to the Trustee acting on behalf of the Trust, and the consummation of the other transactions contemplated by the Offered Securities and each Transaction Document do not constitute a breach or violation of any term or provision of, or a default under, the Charter or Certificate of Incorporation or By-laws of BVSC or CTL, or any State or Federal statute or regulation known to such counsel to be applicable to BVSC or CTL or, to the best knowledge of such counsel, any order of any State or Federal court, regulatory body, administrative agency or governmental body having jurisdiction over BVSC or CTL, or, to the best knowledge of such counsel, any indenture or other material agreement or instrument to which BVSC or CTL is a party or by which either of them is bound.

     (xiii) No filing or other action other than the filing of the Uniform Commercial Code financing statements (i) naming CTL as seller and BVSC as buyer and (ii) naming BVSC as seller and the Trustee as buyer, which have been completed and filed in the appropriate filing office, is necessary to perfect the sale and transfer of the Receivables (i) by CTL to BVSC and (ii) by BVSC to the Trustee acting on behalf of the Trust; provided,
                                           --------
however, that any such transfer may be subject to the rights of purchasers who
-------
take possession of any of the Receivables for value in the ordinary course of business without knowledge of the transfer to the Trustee.

     (xiv) The Offered Securities have been duly authorized by BVSC and assuming that the Offered Securities are duly executed, authenticated, and delivered by the Trustee as specified in the Pooling and Servicing Agreement and are issued and delivered to, and paid for by, the Underwriters pursuant to this Agreement and the Underwriting Agreement, will be validly issued and outstanding, will evidence valid ownership interests in the Trust Fund, and will be entitled to the benefits of the Pooling and Servicing Agreement.

     (xv) BVSC has the corporate power and authority to assign and deliver the Trust Fund to the Trustee under the Pooling and Servicing Agreement in exchange for the Offered Securities, has duly authorized such assignment and delivery to the Trustee by all necessary action on the part of BVSC, and the Trust Fund has been duly and validly assigned and delivered by BVSC to the Trustee under the Pooling and Servicing Agreement.

     (xvi) The statements in the Prospectus under the captions "Summary of Terms," "Risk Factors--Certain Legal Aspects--Security Interests in Financed Vehicles," "Risk Factors--Certain Legal Aspects," "The Trusts," "The Receivables Pools," "Pool Factors and Other Certificate Information" and "Description of the Certificates," "Description of the Transfer and Servicing Agreements," and in the Prospectus Supplement under the captions ["Summary of Terms," "Formation of the Trust," "The Trust Property," "The Receivables Pool," "Yield Considerations," "Certificate Factors and Other Certificate Information," "Use of Proceeds," "Bay View Capital Corporation and Affiliates," "The Certificates," and "Certain Legal Aspects of the Receivables,"] insofar as such statements constitute a summary of the Offered Securities and Transaction Documents or other documents, and matters of law, summaries of legal matters or legal conclusions, have been reviewed by such counsel and are accurate in all material respects.

     (xvii) The statements in the Prospectus under the captions "Certain Federal Income Tax Consequences" (including the description of such counsel's opinion expressed therein) and "ERISA Considerations" and in the Prospectus Supplement under the captions ["Summary of Terms -- Tax Status," "Certain Federal Income Tax Consequences" (including the description of such counsel's opinion expressed therein) "Summary of Terms -- ERISA Considerations," and "ERISA Considerations"] insofar as such statements constitute a summary of matters of law, summaries of legal matters, or legal conclusions, have been reviewed by such counsel and are accurate in all material respects.

     (xviii) To such counsel's knowledge and other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending, threatened, or contemplated to which BVSC or CTL is a party or by which any property of BVSC or CTL is the subject (A) asserting the invalidity of the Offered Securities or any Transaction Document, (B) seeking to prevent the issuance of the Offered Securities or the consummation of any of the transactions contemplated by the Offered Securities or any Transaction Document, or (C) which, if determined adversely to BVSC or CTL, would individually or in the aggregate have a material adverse effect on (1) the ability of BVSC or CTL to perform its obligations under the Offered Securities or any Transaction Document, or (2) the business, operations, financial condition, properties or assets of BVSC or CTL.

     (xix) Each of this Agreement and the Underwriting Agreement has been duly authorized, executed, and delivered by BVCC and each such agreement constitutes a legal, valid, and binding agreement of BVCC, enforceable against BVCC in accordance with its respective terms, except (i) as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, receivership, or other similar laws affecting the enforcement of creditors' rights in general and may be further limited by the exercise of judicial discretion in applying principles of equity, including (but not limited to) the availability or effects of a preliminary injunction, a restraining order, or specific performance (regardless of whether such enforceability is considered in a proceeding in equity or at law); and (ii) the enforcement of certain provisions respecting indemnification and contribution may be limited by applicable law or public policy.

     Such counsel shall also state that, during the preparation of the Registration Statement and the Prospectus, including amendments and supplements thereto, such counsel participated in conferences with officers and other representatives of CTL, BVSC, their respective accountants, the Underwriters and counsel for the Underwriters and that, while such counsel has not undertaken to determine independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement the Prospectus (and amendments and supplements thereto) on the basis of such conferences and such counsel's review of the documents referenced in such counsel's opinion, no facts have come to the attention of such counsel that have caused such counsel to believe that (1) the Registration Statement contained, at the Effective Date, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) the Prospectus contained on the date thereof, at the Effective Time or contains, as amended or supplemented, if applicable, on the Closing Date, an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (3) there are any material contracts, indentures, or other documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement other than those described therein or so filed.

                                                                       EXHIBIT B

                      OPINION OF COUNSEL FOR THE TRUSTEE

     (i) the Trustee has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation with full power and authority (corporate or other) and to enter into, and to take all action required of it under, the Pooling and Servicing Agreement;

     (ii) the Pooling and Servicing Agreement has been duly authorized, executed, and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee enforceable against the Trustee in accordance with its terms, except as the enforceability thereof may be limited by (a) bankruptcy, insolvency, reorganization, and other similar laws affecting the enforcement of creditors' rights generally, as such laws would apply in the event of a bankruptcy, insolvency or reorganization or similar occurrence affecting the Trustee, and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

     (iii) the Trustee has duly executed the Offered Securities on behalf of the Trust;

     (iv)   the Trustee has duly authenticated and delivered the Offered
Securities;

     (v) the execution and delivery of the Pooling and Servicing Agreement by the Trustee and the performance by the Trustee of its terms do not conflict with or result in a violation of (A) any law or regulation of the United States of America or the State of [New York] governing the banking or trust powers of the Trustee, or (B) the Charter or By-laws of the Trustee; and

     (vi) no approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of [New York] having jurisdiction over the banking or trust powers of the Trustee is required in connection with the execution and delivery by the Trustee of the Pooling and Servicing Agreement or the performance by the Trustee of the terms of the Pooling and Servicing Agreement.

                                                                         ANNEX I

                       [FORM OF UNDERWRITING AGREEMENT]

                      BAY VIEW SECURITIZATION CORPORATION

                           CALIFORNIA THRIFT & LOAN

                         BAY VIEW CAPITAL CORPORATION

                                      AND

                           PAINEWEBBER INCORPORATED

                            UNDERWRITING AGREEMENT

                                      FOR

                          BAY VIEW 199_-_ AUTO TRUST

                AUTOMOBILE RECEIVABLE PASS-THROUGH CERTIFICATES



_________, 199_

                                                          ___________ ___, 199__

Bay View Capital Corporation
2121 South El Camino Real
San Mateo, California  94403-1897

California Thrift & Loan
1818 Oakpark Road
Covina, California  91723

Bay View Securitization Corporation
2121 South El Camino Real
San Mateo, California  94403

Dear Sirs:

We understand that Bay View Securitization Corporation, a Delaware corporation ("BVSC"), proposes to sell $_______________ aggregate amount of Certificates
  ----
designated "[                   ] Automobile Receivable Pass-Through
Certificates, Series 199_-_" (the "Offered Securities"), issued by Bay View
                                   ------------------
199_-_ Auto Trust. Subject to the terms and conditions set forth in or incorporated by reference in this Underwriting Agreement (this "Agreement"),
                                                                ---------
[we] [the Underwriters named on page __ of the copy of the Prospectus attached hereto as Annex A (such Underwriters being herein called the "Underwriters")] hereby agree severally and not jointly to purchase all of the Offered Securities. The price at which the Offered Securities are offered to the public, the underwriting discount on the Offered Securities and the purchase price at which [we] [the Underwriters] will purchase the Offered Securities are set forth on the following grid. Accrued interest from _______________ to the date of payment and delivery of the Offered Securities pursuant to the following paragraph will be added to the purchase price.

=====================================================================================
                            Price to Public   Underwriting Discount   Purchase Price
-------------------------------------------------------------------------------------
[Per Class A Certificate]               %            0.275%                       %
-------------------------------------------------------------------------------------
[Per Class I Certificate]                            0.500%
-------------------------------------------------------------------------------------
Total                        $                 $                       $
=====================================================================================

     We [the Underwriters] will pay for the Offered Securities in immediately available funds upon delivery of the Offered Securities to or at the offices of __________________, or at such other location as shall be designated by [us] [the Underwriters], at _____ A.M. (New York time) on ____________, 199_, or at such other time, not later than ____________, 199_, as shall be designated by [us] [the Underwriters] (such time, the "Closing Date").

     Pursuant to Article V(h) of the Standard Provisions (as defined below), during a period of ________ calendar days from ______________, neither BVSC nor any affiliate of BVSC will, without [our] [the Underwriters'] prior written consent, enter into any agreement to offer or sell the Offered Securities.

     The Offered Securities shall have the terms set forth in the copy of the Prospectus attached hereto as Annex A and shall conform in all material respects to the description thereof contained in such Prospectus.

     All the provisions contained in that certain Underwriting Agreement Standard Provisions for Bay View Auto Trusts, Automobile Receivable Pass-Through Certificates, dated [November __, 1996] (the "Standard Provisions"), by and among Bay View Capital Corporation, California Thrift & Loan, Bay View Securitization Corporation and PaineWebber Incorporated, a copy of which you have previously received, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein. [All references to the "Underwriters," the "several Underwriters" or the "Representative" in the
Standard Provisions shall be deemed to refer to [        ], the sole Underwriter
hereunder.]

     Please confirm your agreement by having authorized officers sign a copy of this Agreement in the spaces set forth below and returning the signed copy to us.

                                        Very truly yours,

                                        PAINEWEBBER INCORPORATED,
                                          as Underwriter

                                        By:
                                             ------------------------------
                                             Name:
                                             Title:

Accepted:____________, 199__

BAY VIEW SECURITIZATION CORPORATION

By:
     ------------------------------
     Name:
     Title:

BAY VIEW CAPITAL CORPORATION

By:
     ------------------------------
     Name:
     Title:

CALIFORNIA THRIFT & LOAN

By:
     ------------------------------
     Name:
     Title:

                                    ANNEX A

                             [Copy of Prospectus]

                                      I-4